UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
June 4, 2025
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Preferred Stock Purchase Rights	-	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held June 4, 2025, at the Company’s offices at 401 Congress Avenue, Suite 1850, Austin, Texas 78701. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on April 21, 2025. As of April 14, 2025 (the “Annual Meeting Record Date”), the total number of shares entitled to vote was 35,868,474, representing 28,484,279 shares of Common Stock outstanding on the Annual Meeting Record Date, plus 7,384,195 as-converted shares of Common Stock that the holders of the Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), were entitled to vote. Present at the Annual Meeting in person or by proxy were holders of 27,861,516 shares of Common Stock, including the shares of Series A Preferred Stock on an as-converted basis, representing 78% of the eligible votes, constituting a quorum.
The stockholders voted on the following items at the Annual Meeting:
1.To elect two Class II directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders, or until a successor is duly elected and qualified;
2.To ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and,
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers.
The stockholders elected three Class II directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders, or until a successor is duly elected and qualified. The voting results were as follows.

Director Nominee	For	Withhold	Broker Non-Votes
David Chung	20,990,109	3,369,548	3,501,859
Timothy W. Mattox	21,614,601	2,745,056	3,501,859
David D. May	21,095,713	3,263,944	3,501,859
The stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows.

For	Against	Abstain
27,834,210	15,723	11,583
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
23,036,791	1,297,046	25,820	3,501,859

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.
Dated: June 4, 2025	/s/ Michael D. Hill
Michael D. Hill
Chief Financial Officer